TENTH AMENDMENT TO OFFICE LEASE AGREEMENT

This Tenth Amendment to Office Lease Agreement (this "Tenth Amendment") is made and entered into as of April 30, 2019 ("Tenth Amendment Effective Date"), by and between HG CLEARVIEW OWNER LLC, a Delaware limited liability company ("Landlord"), and GOPRO, INC., a Delaware corporation ("Tenant").

R E C I T A L S :

A.    Landlord (as successor in interest with respect to the Lease (defined below) to Locon San Mateo, LLC, a Delaware limited liability company) and Tenant (formerly known as Woodman Labs, Inc., a Delaware corporation, successor in interest to Woodman Labs, Inc., a California corporation) are parties to that certain Office Lease Agreement dated November 1, 2011 (the "Original Lease"), as amended by that certain First Amendment to Office Lease Agreement (the "First Amendment") fully executed on or about August 29, 2012, that certain Second. Amendment to Office Lease Agreement (the·"Second Amendment") dated as of September 11, 2012, that certain Third Amendment to Office Lease Agreement (the "Third Amendment") fully executed on or about September 17, 2012, that certain Fourth Amendment to Office Lease Agreement (the "Fourth Amendment") dated as of March 5, 2013, that certain Fifth Amendment to Office Lease Agreement (the "Fifth Amendment") dated as of August 20, 2013, that certain Sixth Amendment to Lease (the "Sixth Amendment") fully executed on or about December 22, 2014, that certain Seventh Amendment (the "Seventh Amendment") dated as of November 23, 2015, that certain Eighth Amendment to Lease (the "Eighth Amendment") dated as of February 24, 2016, that certain Ninth Amendment to Lease (the "Ninth Amendment") dated as of August 3, 2016, and that certain Building D Expansion Effective Date Memorandum (the "Building D Memorandum") dated as of October 21, 2016 (collectively, the "Lease").

B.    Pursuant to the Lease, Landlord has leased to Tenant space totaling 311,194 rentable square feet (the "Premises"), containing: (i) 45,435 rentable square feet comprising the entire building located at 3000E Clearview Way, San Mateo, California ("Building E"); (ii)    37,222 rentable square feet comprising the entire building located at 3000F Clearview Way, San Mateo, California ("Building F"); (iii) the entire building located at 3155 Clearview Way, San Mateo, California ("Building A") consisting of (a) 9,666 rentable square feet comprised of (1)    1,728 rentable square feet known as Suite C (formerly known as the marketing suite) on the first floor of Building A, and (2) 7,938 rentable square feet known as Suite A (formerly known as the shell space) on the first floor of Building A; (b) 4,810 rentable square feet known as Suite B located on the first floor of Building A; (c) 1,342 rentable square feet known as Suite D located on the first floor of Building A; (d) 16,674 rentable square feet known as Suite 200 on the second floor of Building A, (e) 860 rentable square feet described as the lobby area of Building A; and (f) 17,364 rentable square feet known as Suite 300 in Building A; (iv) 66,945 rentable square feet comprising the entire building located at 3125 Clearview Way, San Mateo, California ("Building B"), which includes editing bay rooms, as more particularly set forth on Exhibit A-1 attached hereto, which editing bay rooms consist of approximately 4,905 rentable square feet of space (the "Editing Bay Give-Back Space"), on the ground floor of Building B; and (v) 110,876 rentable square feet comprising the entire building located at 3025 Clearview Way, San Mateo, California ("Building D"). Building A, Building B, Building D,

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Building E and Building F are collectively referred to herein as the "Buildings." The Buildings are part of the property commonly known as Clearview Business Park (the "Campus").

C.    Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth in this Tenth Amendment.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.    Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease, unless expressly superseded by the terms of this Tenth Amendment.

2.	Premises and Building.

2.1     In General. Tenant hereby acknowledges and agrees that (i) Tenant currently occupies the Premises pursuant to the terms of the Lease, and (ii) prior to and during the "Extended Term," as that term is defined in Section 3.1 below, notwithstanding anything contained in the Lease to the contrary, except as set forth in Section 10, Tenant shall continue to accept the Premises in its currently existing, "as is" condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. For the avoidance of doubt, nothing herein shall affect the availability or amount of the Park Allowance set forth in Section 18 of the Seventh Amendment, and any remaining unused amount of the Park Allowance shall be subject to the terms and conditions of Section 18 of the Seventh Amendment. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises or the Buildings or with respect ·to the suitability of the Premises or the Buildings for the conduct of Tenant's business.

2.2	Give-Back Space.

2.2.1 Initial Give-Back Space. On or before the date that is forty-five (45) days following the Tenth Amendment Effective Date (the "Initial Give-Back Date"), notwithstanding anything in the Lease, as amended hereby, to the contrary, Tenant shall vacate and surrender and deliver exclusive possession of all rentable square feet leased by Tenant in Building A and Building B, except for the Editing Bay Give-Back Space ("Initial Give-Back Space"), in accordance with the terms of the Lease, as hereby amended (i.e., as if the Lease had terminated, but the Lease, as amended hereby, shall only terminate under this Section 2.2.1 with respect to the Initial Give-Back Space), including, without limitation, in accordance with Section 30 of the Original Lease, and the Lease, with respect to the Initial Give-Back Space only, shall terminate and be of no further force or effect. Tenant shall remove all of Tenant's Property, as that term is defined in the Lease, in the Initial Give-Back Space, including, without limitation, all existing cubicles, all office and conference room furniture, the Global Security Operation Center, all elements related to existing cabling (including data and telecommunications cabling), security systems (including, without limitation, security cameras, key card readers and related cabling) and repair all damage caused by such removal. Notwithstanding the Lease, Tenant shall not be obligated to remove any Required Removables from the Initial Give-Back Space. Based upon the foregoing terms of this Section 2.2.1, effective as of the date immediately

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following the Initial Give-Back Date, (i) the Initial Give Back Space shall not be a part of the "Premises" under the Lease, as amended hereby, (ii) Landlord and Tenant shall be relieved of their respective obligations under the Lease, as amended hereby, with respect to the Initial Give-Back Space, except those obligations under Section 30 of the Original Lease and those obligations under the Lease, as amended hereby, which relate to the term of Tenant's lease of the Initial Give-Back Space and/or which specifically survive the expiration of the Lease, as amended hereby, including, without limitation, the payment of all Rent due with respect to the Initial Give-Back Space up to and including the Initial Give-Back Date, and (iii) the "Premises" shall consist exclusively of Building E, Building F, the Editing Bay Give-Back Space and Building D. In the event Tenant shall not timely vacate the Initial Give-Back Space in accordance with the terms hereof, then the terms and conditions of Article 25 of the Original Lease shall apply with respect thereto.

2.2.2 Editing Bay Give-Back Space. On or before the date (the "Editing Bay Give-Back Date") that is the earlier of (i) twenty-four (24) months following the Tenth Amendment Effective Date, (ii) the date a new tenant or new tenants of Building B commences to pay rent to Landlord, and (iii) sixty (60) days following notice from Landlord to Tenant that Landlord has received a "bona fide offer" which pertains to the Editing Bay Give-Back Space (or portion thereof), notwithstanding anything in the Lease, as amended hereby, to the contrary, Tenant shall vacate and surrender and deliver exclusive possession of all rentable square feet leased by Tenant in the Editing Bay Give-Back Space, in accordance with the terms of the Lease, as hereby amended (i.e., as if the Lease had terminated, but the Lease, as amended hereby, shall only terminate under this Section 2.2.2 with respect to the Editing Bay Give-Back Space), including, without limitation, in accordance with Section 30 of the Original Lease, and the Lease, with respect to the Editing Bay Give-Back Space only (in addition to the Initial Give-Back Space, for which the Lease shall have previously terminated pursuant to Section 2.2.1 above), shall terminate and be of no further force or effect. For purposes hereof, a "bona fide offer" shall mean a counter offer received by Landlord to lease space including the Editing Bay Space (or portion thereof) from an unaffiliated and qualified third party which Landlord would otherwise be willing to accept. For purposes of example only, the following would each constitute a bona-fide third-party offer: (1) Landlord receives a request for proposal from an unaffiliated and qualified third party, responds to the request for proposal with a lease proposal and subsequently receives a written counter proposal from the unaffiliated and qualified third party; and (2) Landlord receives a written offer to lease from an unaffiliated and qualified third party, responds to the offer with a written counter offer and subsequently receives a counter to Landlord's counter offer from the unaffiliated and qualified third party. Tenant shall remove all of Tenant's Property in the Editing Bay Give-Back Space, including, without limitation, all existing cabling (including data and telecommunications cabling), cubicles, all office and conference room furniture, all elements related to existing security systems (including, without limitation, security cameras, key card readers and related cabling) and repair all damage caused by such removal. Notwithstanding the Lease, Tenant shall not be obligated to remove any Required Removables from the Editing Bay Give-Back Space. Based upon the foregoing terms of this Section 2.2.2, effective as of the date immediately following the Editing Bay Give-Back Date, (i) the Editing Bay Give Back Space shall not be a part of the · "Premises" under the Lease, as amended hereby, (ii) Landlord and Tenant shall be relieved of their respective obligations under the Lease, as amended hereby, with respect to the Editing Bay Give Back Space, except those obligations under Section 30 of the Original Lease and those obligations under the Lease, as amended hereby, which relate to the term of Tenant's lease of the Editing Bay Give-Back Space prior to the Editing Bay Give-Back Space Date and/or which specifically survive the expiration of the Lease, as amended hereby, including, without limitation, the payment of all Rent due with respect to the Editing Bay Give-Back Space up to and including the Editing Bay Give-Back Date, and (iii) the "Premises" shall consist exclusively of Building E, Building F and Building D (collectively,

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the "Remaining Premises"). In the event Tenant shall not timely vacate the Editing Bay Give-Back Space in accordance with the terms hereof, then the terms and conditions of Article 25 of the Original Lease shall apply with respect thereto.

2.2.3 Representations of_ Tenant. Tenant represents and warrants to Landlord that with respect to the Initial Give-Back Space and the Editing Bay Give-Back Space (collectively, the "Give-Back Space") (a) Tenant has not heretofore, and as of the Initial Give Back Date and the Editing Bay Give-Back Date, Tenant shall not have sublet, licensed or otherwise permitted the occupancy of the Give-Back Space by third parties nor assigned all or any portion of its interest in the Lease with respect to the Give-Back Space, and (b) Tenant has the full right, legal power and actual authority to enter into this Tenth Amendment and to terminate the Lease, as amended, with respect to the Give-Back Space without the consent of any person, firm or entity. Tenant further represents and warrants to Landlord that as of the date hereof there are_no, and as of the Initial Give_.Back Date and the Editing Bay Give-Back Date, there shall not be any, (i) Alterations, including, without limitation, Cosmetic Alterations, as those terms are defined in Section 9(C) of the Original Lease, in the Give-Back Space, without Landlord's prior written consent, provided that Tenant shall continue to be obligated to make all repairs to the Give-Back Space prior to the Initial Give-Back Date and the Editing Bay Give-Back Date, as applicable, in accordance with Section 9(A) of the Original Lease, (ii) mechanics' liens, or other liens encumbering all or any portion of the Initial Give-Back Space or the Editing Bay Give-Back Space, as applicable, by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors, assigns or subtenants. The representations and warranties set forth in this Section 2.2.3 shall survive the termination of the Lease with respect to the Give-Back Space, and Tenant shall be liable to Landlord for any inaccuracies or any breach thereof.

2.2.4 Termination Fee. Tenant shall pay Landlord a termination fee (the "Termination Fee") in an aggregate amount (and corresponding monthly amounts) set forth on Exhibit C, payable as Additional Rent to Landlord, on the first day of each month during the twenty-four (24) month period (the "Termination Fee Period") from May 1, 2019 through April· 30, 2021, subject to the Reconciliation, the New Tenant Credit, and Editing Bay Credit (as each of those terms is defined below).

2.2.4.1 Reconciliation. The component of the Termination Fee based on Tenant's Share of Expenses and Taxes (as shown on Exhibit C) shall be estimated and reconciled in the same manner as it would be under the Lease if the Lease were still in effect with respect to the Give-Back Space, and Tenant shall pay or be credited, as applicable, based on whether the estimated Tenant's Share of Expenses and Taxes included in the Termination Fee is less or more than the actual amounts due under the Lease, in the manner set forth in the Lease. The process of reconciliation described in this Section 2.2.4.1 is the "Reconciliation".

2.2.4.2 New Tenant Credit. Notwithstanding the foregoing, to the extent Landlord actually receives rent from a new tenant or new tenants for any portion of the Give-Back Space prior to the expiration of the Termination Fee Period, then Tenant shall receive a monthly credit toward the Termination Fee (the "New Tenant Credit") in an amount equal to (i) the monthly rent actually received by Landlord from such new tenant or tenants, less (ii) any Amortized Costs (defined below) applicable during the Termination Fee Period. The New Tenant Credit shall not exceed the monthly portion of the Termination Fee paid by Tenant with respect to such applicable portion of the Give-Back Space, determined on a per rentable square foot basis. The "Amortized Costs" shall be equal to the sum of the following costs payable or incurred by Landlord in connection with any new

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lease: (A) any brokerage commissions and legal fees; (B) any improvement allowances or other allowances; and (C) the cost of any Landlord-performed work or other tenant inducements, amortized on a straight line basis over the term of such new lease commencing on the date Landlord first starts to receive rent from the new tenant through the expiration of the term of such new lease, with interest at the rate of seven percent (7%) per annum.

2.2.4.3 Editing Bay Credit. In addition, the amount of Base Rent and Tenant's Share of Expenses and Taxes that Tenant pays for the Editing Bay Give-Back Space after the Initial Give-Back Date and on and prior to the Editing Bay Give-Back Date shall be credited against the Termination Fee (the "Editing Bay Credit"), determined as a monthly credit against the Termination Fee (and prorated on a daily basis for any partial month occurring during such period).

2.2.5 Entry by Landlord into Editing Bay Give-Back Space. Landlord, its agents, contractors and representatives may enter the Editing Bay Give-Back Space at any time prior to the Editing Bay Give-Back Date in accordance with Section 11 of the Original Lease, except that, notwithstanding anything to the contrary provided in the Lease, as amended hereby, in connection with showing the Editing Bay Give-Back Space to any prospective tenant or its broker, in lieu of the minimum twenty-four (24) hours' advanced notice required in the Lease, Landlord shall only be required to provide Tenant with reasonable prior notice, which may be less than twenty-four (24) hours' advanced notice.

2.2.6 Reimbursement of Landlord. Within five (5) business days after written request by Landlord, Tenant shall reimburse Landlord all of Landlord's reasonable attorneys' fees incurred by Landlord in connection with the preparation and negotiation of this Tenth Amendment.

2.2.7 Corridor Work. Landlord shall have the right, at any time, to perform the work shown on Exhibit A-2 attached hereto using Building standard methods, materials and finishes (the "Corridor Work"), and Tenant shall reasonably cooperate with Landlord as necessary to facilitate such work. Landlord shall be permitted to perform the Corridor Work during normal business hours. Tenant hereby agrees that the performance of the Corridor Work shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Corridor Work, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Corridor Work or Landlord's actions (or the actions of Landlord's contractors, employees and/or agents) in connection with the Corridor Work, or for any inconvenience or annoyance occasioned by the Corridor Work or Landlord's actions (or the actions of Landlord's contractors, employees and/or agents) in connection with the Corridor Work. If Landlord performs the Corridor Work prior to the Editing Bay Give-Back Date, then Tenant shall reimburse Landlord for the actual, out-of-pocket costs of the Corridor Work incurred prior to the Editing Bay Give-Back Date, payable within thirty (30) days of Landlord's request.

3.	Lease Term.
3.1    Extended Term. The expiration of the Term of the Lease, as amended hereby, with respect to Building E and Building F is hereby extended from February 14, 2024 to January 31, 2027 (the "Extended Expiration Date"), which Extended Expiration Date is the same date that the Lease expires with respect to Building D, such that the Lease, as amended hereby, shall expire with respect to the entire Remaining Premises on the Extended Expiration Date, unless the Lease, as

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amended hereby, is sooner terminated or extended as provided in the Lease, as amended hereby. The term of the Lease commencing as of February 15, 2024 (the "Extended Term Commencement Date") and continuing through and including the Extended Expiration Date is referred to herein as the "Extended Term."

4.     Option Rights. As of the Tenth Amendment Effective Date, all of Tenant's renewal, expansion and contraction rights under the Lease are hereby terminated. Accordingly, without limitation, Sections 14.1 (The Campus Renewal Option) (including, for the sake of clarity, Sections 14.1.1 through 14.1.7) and 16 (Right of First Offer) (including, for the sake of clarity, Sections 16.1 through 16.5) of the Seventh Amendment are hereby deleted in their entirety and are of no further force or effect.

5.	Rent.

5.1    Base Rent. Notwithstanding anything in the Lease to the contrary, commencing on the date that is the earlier of (i) May 1, 2021, and (ii) nine (9) months after the date Landlord receives rent from a new tenant or new tenants for the Initial Give-Back Space, or any portion thereof, Tenant's Base Rent for Building E and Building F shall be the same monthly rate per square foot as the Base Rent for Building D at that time and shall escalate to match such rate through the Term, as extended by the Extended Term.

5.2    Additional Rent. During the Extended Term, Tenant shall continue to pay Tenant's Share for the Remaining Premises in accordance with the terms of the Lease.

6.     Security. Notwithstanding the termination of the Lease with respect to the Give- Back Space, Landlord shall be entitled to continue to hold all security deposits and letters of credit held by Landlord under the Lease through the Term of the Lease as extended by the Extended Term (i.e., through the Extended Expiration Date). For the avoidance of doubt, the security deposits and letters of credit held by Landlord under the Lease may be applied, in Landlord's sole discretion, to any amounts due from Tenant under the Lease, as amended hereby, including, without limitation, the Termination Fee or any portion thereof, if Tenant fails to pay such amounts timely.

7.	Parking and Bike Lockers.

7.1    Parking Garage. Given that, as of the Initial Give-Back Date, the Lease shall terminate with respect to the Initial Give-Back Space and Tenant will not be leasing the entirety of the Campus, Tenant's rights under items (i) through (iv) of Section 20.4 of the Seventh Amendment shall terminate and be of no further force or effect as of the Initial Give-Back Date. Accordingly, pursuant to Section 20.4 of the Seventh Amendment, effective as of the Initial Give Back Date, Tenant shall no longer have exclusive rights to the Garage and shall, on or before the Initial Give-Back Date, remove its branding insignia from the Garage and repair the Garage to the condition in which it was prior to such installations. Tenant shall have the right to continue to operate, for Tenant's sole benefit and not for the benefit of Landlord or other tenants in the Campus, Tenant's existing security system and security cameras (it being agreed that (A) if feasible, Tenant shall permit Landlord access to all of the security camera footage from Tenant's cameras, and if not feasible then Tenant shall permit Landlord reasonable access to the security camera footage from time-to-time upon request, and (B) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE LEASE, AS AMENDED BY THIS AMENDMENT, LANDLORD SHALL NOT BE LIABLE IN DAMAGES [WHETHER

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UNDER THEORIES OF STRICT LIABILITY, TORT OR OTHERWISE] TO TENANT OR ANY PARTY CLAIMING BY, THROUGH OR UNDER TENANT, FOR FAILURE TO PROVIDE ANY SECURITY SERVICE IN RESPECT OF THE PREMISES OR ANY OTHER PART OF THE CAMPUS). Also, effective as of the Initial Give-Back Date, Tenant shall retain the unreserved parking spaces at a ratio of 3.5 spaces per 1,000 rentable square feet of the Remaining Premises during the remainder of the Term in accordance with the terms and conditions of the Lease, as amended hereby. If Tenant fails to timely remove its branding insignia from the Garage and repair the Garage to the condition in which it was prior to such installations, then Landlord shall have the right to do so at Tenant's sole cost and expense, and Tenant shall reimburse Landlord for such cost and expense within fifteen (15) business days following delivery of an invoice therefor accompanied by reasonable supporting documentation. As of the Initial Give-Back Date, Tenant shall have a right to use the spaces shown Exhibit B attached hereto, designated for the exclusive use of Tenant and its employees. Except as modified here, the use of Tenant's unreserved parking spaces shall be subject to the terms of the Lease.

7.2    Electric Vehicle Charging Stations. Notwithstanding anything to the contrary contained in the Lease, effective as of the Tenth Amendment Effective Date, Tenant shall be entitled to use, on a non-exclusive basis, at its sole cost and expense, Tenant's pro-rata share of the electric vehicle charging stations ("EV Stations") servicing the Remaining Premises at the Campus; provided that Tenant shall have exclusive use of the EV Stations within the exclusive areas shown on Exhibit B.

7.3    Bike Lockers. Notwithstanding anything to the contrary contained in the Lease, effective as of the Tenth Amendment Effective Date, Tenant shall be entitled to use, on a non-exclusive basis, Tenant's pro-rata share of the bike lockers servicing the Remaining Premises at the Campus, subject to Landlord's non-discriminatory and commercially reasonable rules and regulations. For the avoidance of doubt, the parties acknowledge and agree that Tenant shall not have exclusive use of any one or more of the bike lockers.

8.     Shuttle Service. Landlord, at Landlord's sole option, shall have the right to institute a shuttle service to operate at the Project (the "Shuttle Service"), which Shuttle Service shall be separate from any shuttle services operated by Tenant. Subject to the provisions of this Section 8, so long as Tenant is not in default under the Lease, as amended hereby, and so long as Landlord, in Landlord's sole and absolute discretion, permits the Shuttle Service to operate at the Project, Tenant's employees ("Shuttle Service Riders") shall be entitled to use the Shuttle Service. The use of the Shuttle Service shall be subject to the reasonable rules and regulations (including rules regarding hours of use) established from time to time by Landlord, in its sole and absolute discretion, and/or the operator of the Shuttle Service. Landlord and Tenant acknowledge that the use of the Shuttle Service by the Shuttle Service Riders shall be at their own risk and that the terms and provisions of Section 14 of the Original Lease shall apply to Tenant and the Shuttle Service Rider's use of the Shuttle Service. The costs of operating, maintaining and repairing the Shuttle Service shall be included as part of Expenses. Tenant acknowledges that the provisions of this Section 8 shall not be deemed to be a representation by Landlord that Landlord shall continuously maintain the Shuttle Service (or any other shuttle service) throughout the Term, and Landlord shall have the right, at Landlord's sole discretion, to expand, contract, eliminate or otherwise modify all Shuttle Services provided by it. Landlord or the operator of the Shuttle Service shall have a right to charge a fee to the users of the Shuttle Service. No expansion, contraction, elimination or modification of any or all Shuttle Services, and no termination of Tenant's or the Shuttle Service Rider's rights to the Shuttle Service shall entitle Tenant to an abatement or reduction in Base Rent, Tenant's Share of Expenses or any other amounts due under the Lease, as

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amended hereby, constitute a constructive eviction, or result in an event of default by Landlord under the Lease.

9.	Signage.
9.1    Initial Give-Back Space. Notwithstanding anything to the contrary contained in the Lease, effective as.of the Tenth Amendment Effective Date, all of Tenant's signage rights with respect to the Initial Give-Back Space, including the "Building A Signage," as that term is defined in Section 9.3.4 of the Second Amendment, shall terminate, and Tenant shall, at its sole cost and expense, on or before the Initial Give-Back Date, remove all such signage and repair and restore the Initial Give-Back Space to the condition which existed prior to the installation of such signage (including, if necessary, the replacement of any precast concrete panels) in accordance with the terms of the Lease, as amended hereby. If Tenant fails to timely do so, then Landlord shall cause such signage to be removed and repair and restore the Initial Give-Back Space to the condition which existed prior to the installation of such signage. (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant, in accordance with Section 9.3.4(b) of the Second Amendment, without further notice from Landlord notwithstanding anything to the contrary contained in the Lease, as amended hereby. Tenant shall pay all costs and expenses for such removal and· restoration within fifteen (15) business days following delivery of an invoice therefor accompanied by reasonable supporting documentation, in accordance with Section 9.3.4(b) of the Second Amendment.
9.2    Editing Bay Give-Back Space. Notwithstanding anything to the contrary contained in the Lease, effective as of the Editing Bay Give-Back Date, all of Tenant's signage rights with respect to the Editing Bay Give-Back Space shall terminate, and Tenant shall, at its sole cost and expense, on or before the Editing Bay Give-Back Date, remove all such signage and repair the Editing Bay Give-Back Space in accordance with the terms of the Lease, as amended hereby. If Tenant fails to timely do so, then Landlord shall cause such signage to be removed and repair and restore the Editing Bay Give-Back Space to the condition which existed prior to the installation of such signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant, without further notice from Landlord notwithstanding anything to the contrary contained in the Lease, as amended hereby. Tenant shall pay all costs and expenses for such removal and restoration within fifteen (15) business days following delivery of an invoice therefor accompanied by reasonable supporting documentation.

10.     Allowance. Tenant, subject to the terms of this Section 10 below, shall be entitled to a one-time improvement allowance in the amount of $1,239,855 (i.e., $15.00 per rentable square foot of Building E and Building F) in the aggregate (the "Improvement Allowance"), for the costs relating to the design and construction of Tenant's improvements, which are permanently affixed to the Premises located in Building E and Building F (the "Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenth Amendment for costs that are unrelated to the Improvements nor for any Improvements in a total amount which exceeds the Improvement Allowance. Notwithstanding any provision to the contrary contained in this Section 10, to the extent any portion of the Improvement Allowance is unused by Tenant as of nine (9) months after the Tenth Amendment Effective Date, then the remaining balance thereof shall revert to Landlord, and Tenant shall have no right to use such amount for any remaining improvements or alterations, nor as a Rent credit or a cash allowance or for any other purpose. Except as otherwise provided in this Section 10, Tenant shall perform the Improvements at its sole cost and expense and in accordance with the terms of Exhibit C of the Seventh Amendment (the "Seventh Amendment Work Letter"); provided that (i) all references therein to (a) the "Building D Expansion Space" shall be deemed re

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ferences to Building E and Building F, and (b) the "Building D Allowance" shall be deemed references to the Improvement Allowance, (ii) Sections I.5, I. 7, and II of the Seventh Amendment Work Letter shall not be applicable, (iii) Tenant shall not be entitled to a Test Fit Allowance, Campus Allowance or any other funds from Landlord, other than the Improvement Allowance, (iv) the "Oversight Fee" shall be equal to the Fifteen Thousand and 00/100 Dollars ($15,000.00), and (v) the second sentence of Section I.6(d) of the Seventh Amendment Work Letter shall be deleted and replaced with "If the total hard and soft costs to construct the Tenant Work exceed the Improvement Allowance, as such hard costs form the basis of the contract with Tenant's contractor, then Tenant shall be entitled to the Improvement Allowance in accordance with the terms hereof, but each individual disbursement of the Improvement Allowance shall be disbursed in the proportion that the Improvement Allowance bears to the total cost for the Improvements, less the ten percent (10%) retainage referenced above, and any additional amounts disbursed by Landlord prior to the commencement of construction of the Improvements."

11.     Statutory Disclosure and Related Terms. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that to Landlord's actual knowledge the Premises have not undergone inspection by a Certified Access Specialist (CASp). As·required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, and notwithstanding anything in the Lease, as amended hereby, to the contrary, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp designated by Landlord, subject to Landlord's reasonable rules and requirements; (b) in connection with any CASp inspection requested by Tenant, Tenant, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Campus (outside the Premises) to correct violations of construction-related accessibility standards, then, in connection with any CASp inspection requested by Tenant, Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs.

12.     Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Tenth Amendment other than Jones Lang LaSalle ("Broker") and that they know of no other real estate broker or agent who is entitled to a commission in·connection with this Tenth Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than Broker. The terms of this Section 12 shall survive the expiration or earlier termination of the Lease, as hereby amended.

795203.05/WLA	9	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw		GoPro, Inc.

13.     No Further Modification. Except as set forth in this Tenth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Tenth Amendment, the terms and conditions of this Tenth Amendment shall prevail.

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795203.05/WLA	10	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw		GoPro, Inc.

IN WITNESS WHEREOF, this Tenth Amendment has been executed as of the day and year first above written.

"LANDLORD":

HG CLEARVIEW OWNER LLC,
a Delaware limited liability company

By:	HG Clearview LLC,
a Delaware limited liability company,
its sole member

	By:	Hines Clearview MM LLC,
a Delaware limited liability company
its managing member

	By:	Hines Clearview Associates LP,
a Texas limited partnership,
its sole member

	By:	Hines Investment Management Holdings Limited Partnership,
a Texas limited partnership
its general partner

	By:	HIHM GP LLC,
a Delaware limited liability company,
its general partner

	By:	Hines Real Estate Holdings Limited Partnership,
a Texas limited partnership,
its sole member

	By:	JCH Investments, Inc.,
a Texas corporation
its general partner

		By:	/s/ Cameron Falconer
		Name:	Cameron Falconer
		Title:	Senior Managing Director

795203.05/WLA	11	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw		GoPro, Inc.

"TENANT":

GOPRO, INC.,
A Delaware corporation

By:	/s/ Brian McGee
Name:	Brian McGee
Title:	EVP & CFO

By:	Brian McGee
Name:
Title:

795203.05/WLA	12	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw		GoPro, Inc.

EXHIBIT A-1

OUTLINE OF EDITING BAY GIVE-BACK SPACE

EXIT TO PARKING AREAS
STAIR
ELEC/DATA
ELEV.
MEN
WOMEN
VEST
CLOSET
STO. 102
GoPRO SUITE
APPROX. 4069 USF
NEW SINGLE DOOR TO SUITE
DOUBLE DOOR EGRESS MAY NEED TO ADJUST FOR DOOR CLEARANCE REQUIRED
BREAK
STAIR
OPEN OFFICE AREA A
OPEN OFFICE AREA B
19

EDITING SUITE

GoPro - BUILDING B
10 OCTOBER 2018

bull stockwell allen
ARCHITECTURE • PLANNING • INTERIORS

795203.05/WLA	EXHIBIT A-1	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw	-1-	GoPro, Inc.

EXHIBIT A-2

CORRIDOR WORK

EXIT TO PARKING AREAS
STAIR
ELEC/DATA
ELEV.
MEN
WOMEN
VEST
CLOSET
STO. 02
OPEN OFFICE AREA A
OPEN OFFICE AREA B
19
GoPRO SUITE
APPROX. 4069 USF
NEW SINGLE DOOR TO SUITE
Install window film and install panic hardware
Remove doors
Remove door and build wall
Install panic hardware
STAIR
BREAK
DOUBLE DOOR EGRESS MAY NEED TO ADJUST FOR DOOR CLEARANCE REQUIRED

EDITING SUITE

GoPro - BUILDING B
10 OCTOBER 2018

bull stockwell allen
ARCHITECTURE • PLANNING • INTERIORS

795203.05/WLA	Exhibit A-2	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw	-1-	GoPro, Inc.

EXHIBIT B

LOCATION OF TENANT'S PARKING

NEW PARKING GARAGE
(TO BE SUBMITTED UNDER
SEPARATE PERMIT)
GoPro Exclusive Spaces
EXISTING
BLDG F
EXISTING
BLDG E
NEW BUILDING D
CLEARVIEW WAY
EXISTING
BLDG B
EXISTING
BLDG A
EXISTING
BLDG C
HILLSIDE BLVD
HWY 92

795203.05/WLA	Exhibit B	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw	-1-	GoPro, Inc.

EXHIBIT C

TERMINATION FEE DETAILS

1.	Total Termination Fee: $11,289,048.35, before applying any credit for the New Tenant Credit or the Editing Bay Credit.

2.	Portion of Termination Fee attributable to Tenant's Share of Expenses and Taxes: $3,122,792.54, which amount is subject to reconciliation as set forth in Section 2.2.4 of this Tenth Amendment.

3.	Monthly Payment of Termination Fee for Building A:

•	$54,973.00 per month for the period from 5/1/19 - 7/31/19 (i.e., 3 equal payments), of which $54,973.00 per month is attributable to Tenant's Share of Expenses and Taxes

•	$141,353.80 for the month of August 2019 (i.e., 1 payment), of which $54,973.00 per month is attributable to Tenant's Share of Expenses and Taxes

•	$222,609.38 per month for the period from 9/1/19 through 1/31/20. (i.e., 5 payments), of which $55,246.58 per month is attributable to Tenant's Share of Expenses and Taxes

•	$226,326.94 for the month of February 2020 (i.e., 1 payment), of which $56,340.90 per month is attributable to Tenant's Share of Expenses and Taxes

•	$228,902.87 per month for the period from 3/1/20 through 1/31/21. (i.e., 11 payments), of which $56,468.47 per month is attributable to Tenant's Share of Expenses and Taxes

•	$232,714.41 per month for the month of February 2021 (i.e., 1 payment), of which $57,744.21 per month is attributable to Tenant's Share of Expenses and Taxes

•	$235,250.21 per month for the period from 3/1/21 through 4/30/21. (i.e., 2 payments), of which $57,744.21 per month is attributable to Tenant's Share of Expenses and Taxes
Monthly Payment of Termination Fee for Building B:

•	$72,487.00 per month for the period from 5/1/19 - 7/31/19 (i.e., 3 equal payments), of which $72,487.00 per month is attributable to Tenant's Share of Expenses and Taxes

•	$186,509.45 for the month of August 2019 (i.e., 1 payment), of which $72,487.00 per month is attributable to Tenant's Share of Expenses and Taxes

•	$293,766.16 per month for the period from 9/1/19 - 1/31/20 (i.e., 5 equal payments), of which $72,847.66 per month is attributable to Tenant's Share of Expenses and Taxes

•	$298,671.48 for the month of February 2020 (i.e., 1 payment), of which $74,290.31 per month is attributable to Tenant's Share of Expenses and Taxes

•	$302,071.49 per month for the period from 3/1/20 through 1/31/21 (i.e., 11 equal payments), of

795203.05/WLA	Exhibit C	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw	-1-	GoPro, Inc.

which $74,458.49 per month is attributable to Tenant's Share of Expenses and Taxes

•	$307,100.54 for the month of February 2021 (i.e., 1 payment), of which $76,140.29 per month is attributable to Tenant's Share of Expenses and Taxes

•	$310,447.79 per month for the period from 3/1/21 through 4/30/21 (i.e., 2 equal payments), of which $76,140.29 per month is attributable to Tenant's Share of Expenses and Taxes

795203.05/WLA	Exhibit C	CLEARVIEW BUSINESS PARK
377397-00003/4-3-19/mjh/ejw	-2-	GoPro, Inc.